UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

Commission file number 001-16111

GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, North Tower, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     770-829-8234

NONE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2011, Global Payments Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved the Global Payments Inc. 2011 Incentive Plan (the “Incentive Plan”), a plan that provides for grants of equity and employees, officers, and directors of the Company. A total of 7,000,000 shares of the Company's common stock were reserved and made available for issuance pursuant to awards granted under the Incentive Plan. A description of the material terms of the Incentive Plan was included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 18, 2011. The Incentive Plan, having an effective date of September 27, 2011, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2011, Global Payments Inc. (the “Company”), held its 2011 Annual Meeting of Shareholders at our offices in Atlanta, Georgia. The following is a summary of the matters voted on at that meeting.

(a)
The following directors were elected to serve as Class II directors until the Annual Meeting of Shareholders in 2014, or until their successors are duly elected and qualified or until their respective earlier resignation, retirement, disqualification, removal from office or death.

	Votes in Favor	Votes Withheld

Mr. Paul R. Garcia	69,608,478	4,096,295
Mr. Michael W. Trapp	72,596,957	1,107,815
Ms. Gerald J. Wilkins	75,522,628	1,182,144

(b)	The shareholders approved the adoption of the Global Payments Inc. 2011 Incentive Plan.

Votes in Favor	Votes Against	Abstain
53,930,615	19,632,978	141,179

(c)	The shareholders approved an advisory vote on the compensation of our named executive officers.

Votes in Favor	Votes Against	Abstain
53,654,704	20,021,993	28,075

(d) The shareholders approved the frequency of an advisory vote on the compensation of our named executive officers.

Votes – 1 Year	Votes – 2 Year	Votes – 3 Year	Abstain
67,751,657	559,300	5,365,689	28,126

(e) The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the year ended May 31, 2012.

Votes in Favor	Votes Against	Abstain
73,427,390	2,818,700	7,868

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number    Description

99.1	Global Payments Inc. 2011 Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Payments Inc.
(Registrant)

Date: September 29, 2011
By: /s/ David E. Mangum
David E. Mangum
Chief Financial Officer